Exhibit 10.16

Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of December 29, 2008, is by and among NOVA BIOFUELS SENECA, LLC, a Delaware limited liability company (“Borrower”), each of the Lenders party hereto, WESTLB AG, NEW YORK BRANCH, as administrative agent for the Lenders and WESTLB AG, NEW YORK BRANCH, as collateral agent for the Senior Secured Parties.

PREAMBLE

WHEREAS, the Parties have entered into that certain Credit Agreement dated as of December 26, 2007 (as amended, the “Credit Agreement”); and

WHEREAS, the Parties wish to amend certain of the terms in the Credit Agreement; and

NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise expressly set forth herein, capitalized terms used in this Agreement shall have the meaning set forth in the Credit Agreement.

2.                                      AMENDMENTS

2.1                                 Exhibit A (Defined Terms) of the Credit Agreement is hereby amended by as follows (new text in bold and underlined, and deleted text stricken out):

“ “Conversion Date Certain” means January 30, 2009.”

3.                                      MISCELLANEOUS

3.1                                 Counterparts

This Agreement may be executed in two or more original copies and each such copy may be executed by each of the Parties in separate counterpart, each of which copies when executed and delivered by the Parties shall constitute an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Agreement.

3.2                                 Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without reference to conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

3.3                                 Limited Purpose; Effect on Credit Agreement

3.3.1                        Except as expressly amended hereby or otherwise provided herein, (a) all of the terms and conditions of the Credit Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (b) nothing in this Agreement shall constitute a waiver by the Lenders of any Default or Event of Default, or shall constitute a waiver by the Lenders of any right, power or remedy available to the Lenders or the other Senior Secured Parties under the Financing Documents, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

3.3.2                        The Credit Agreement shall, together with the amendments set forth herein, be read and construed as a single agreement.  All references in the Credit Agreement and any related documents, instruments and agreements shall hereafter refer to the Credit Agreement, as amended hereby.

3.4                                 Effectiveness

This Agreement shall become effective, as of the date first written above, upon the execution of this Agreement by each of the parties hereto.

3.5                                 Authority, Etc.

The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within its organizational authority and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, the Borrower.  Except as otherwise addressed in this Agreement, the Borrower represents and warrants that, upon the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Sixth Amendment to Credit Agreement as of the date first above written.

NOVA BIOFUELS SENECA, LLC,
as Borrower

By:	/s/ Kenneth T. Hern
Name: Kenneth T. Hern
Title: President

WESTLB AG, NEW YORK BRANCH,
as Lender

By:	/s/ Martin Livingston
	Name:	Martin Livingston
	Title:	Managing Director

By:	/s/ Christopher Nunn
	Name:	Christopher Nunn
	Title:	Director

WESTLB AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Martin Livingston
	Name:	Martin Livingston
	Title:	Managing Director

By:	/s/ Christopher Nunn
	Name:	Christopher Nunn
	Title:	Director

WESTLB AG, NEW YORK BRANCH,
as Collateral Agent

By:	/s/ Martin Livingston
	Name:	Martin Livingston
	Title:	Managing Director

By:	/s/ Christopher Nunn
	Name:	Christopher Nunn
	Title:	Director

WESTLB AG, NEW YORK BRANCH,
as Issuing Bank

By:	/s/ Martin Livingston
	Name:	Martin Livingston
	Title:	Managing Director

By:	/s/ Christopher Nunn
	Name:	Christopher Nunn
	Title:	Director